Second Amendment

Franklin Financial Corporation Employment Agreement

(Barry R. Shenton)

WHEREAS, Franklin Financial Corporation (the “Company”) has previously entered into an employment agreement (the “Agreement”) with Barry R. Shenton (the “Executive”); and

WHEREAS, Section 5.1 Change in Control Benefits of the Agreement was amended December 21, 2011 effective as of the Effective Date of the Agreement (as defined therein); and

WHEREAS, the Company and the Executive have determined that a second modification to the Agreement is necessary and appropriate, and desire to enter into this Second Amendment (the “Amendment”) on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the mutual covenants herein contained, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Company and the Executive hereby amend Section 1.3, effective as of August 29, 2013, to read as follows:

1.3         Term.

(a)          The term of this Agreement shall commence on October 1, 2013 (the “Effective Date”) and continue for thirty-six (36) full months thereafter, plus any and all extensions of the initial term made pursuant to this Section 1.3.

(b)          Commencing as of the first anniversary of the Effective Date and continuing as of each anniversary of the Effective Date thereafter, the disinterested members of the Board may extend the Agreement term for an additional year, so that the remaining term of the Agreement again becomes thirty-six (36) full months from the applicable anniversary of the Effective Date, unless the Executive elects not to extend the term of this Agreement by giving written notice at least thirty (30) days prior to the applicable anniversary date.

(c)          The disinterested members of the Board will review the Agreement and the Executive’s performance annually for purposes of determining whether to extend the Agreement term and will include the rationale and results of its review in the minutes of the meetings. The Board will notify the Executive no earlier than sixty (60) days and no later than thirty (30) days prior to the applicable anniversary date whether it has determined to extend the Agreement.

(d)          Nothing in this Agreement shall mandate or prohibit a continuation of the Executive’s employment following the expiration of the term of this Agreement, upon such terms and conditions as the Corporation and the Executive may mutually agree.

* * * * *

In all other respects, the parties hereby ratify and affirm the terms of the Agreement.

IN WITNESS WHEREOF, the Company has caused this Amendment to be executed by duly authorized officers, and the Executive has signed this Amendment, as of the 1st day of October, 2013.

FRANKLIN FINANCIAL CORPORATION

By:	/s/ Richard T. Wheeler, Jr.

/s/ Barry R. Shenton
Barry R. Shenton

Second Amendment

Franklin Federal Savings Bank Employment Agreement

(Barry R. Shenton)

WHEREAS, Franklin Federal Savings Bank (the “Bank”) and Franklin Financial Corporation (the “Company”) have previously entered into an employment agreement (the “Agreement”) with Barry R. Shenton (the “Executive”); and

WHEREAS, Section 5.1 Change in Control Benefits of the Agreement was amended December 21, 2011 effective as of the Effective Date of the Agreement (as defined therein); and

WHEREAS, the Bank, the Company and the Executive have determined that a second modification to the Agreement is necessary and appropriate, and desire to enter into this Second Amendment (the “Amendment”) on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the mutual covenants herein contained, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Bank, the Company and the Executive hereby amend Section 1.3, effective as of August 29, 2013, to read as follows:

1.3         Term.

(a)          The term of this Agreement shall commence on October 1, 2013 (the “Effective Date”) and continue for thirty-six (36) full months thereafter, plus any and all extensions of the initial term made pursuant to this Section 1.3.

(b)          Commencing as of the first anniversary of the Effective Date and continuing as of each anniversary of the Effective Date thereafter, the disinterested members of the Board may extend the Agreement term for an additional year, so that the remaining term of the Agreement again becomes thirty-six (36) full months from the applicable anniversary of the Effective Date, unless the Executive elects not to extend the term of this Agreement by giving written notice at least thirty (30) days prior to the applicable anniversary date.

(c)          The disinterested members of the Board will review the Agreement and the Executive’s performance annually for purposes of determining whether to extend the Agreement term and will include the rationale and results of its review in the minutes of the meetings. The Board will notify the Executive no earlier than sixty (60) days and no later than thirty (30) days prior to the applicable anniversary date whether it has determined to extend the Agreement.

(d)          Nothing in this Agreement shall mandate or prohibit a continuation of the Executive’s employment following the expiration of the term of this Agreement, upon such terms and conditions as the Corporation and the Executive may mutually agree.

* * * * *

In all other respects, the parties hereby ratify and affirm the terms of the Agreement.

IN WITNESS WHEREOF, the Company has caused this Amendment to be executed by duly authorized officers, and the Executive has signed this Amendment, as of the 1st day of October, 2013.

FRANKLIN FEDERAL SAVINGS BANK

By:	/s/ Richard T. Wheeler, Jr.

FRANKLIN FINANCIAL CORPORATION

By:	/s/ Richard T. Wheeler, Jr.

/s/ Barry R. Shenton
Barry R. Shenton

Third Amendment

Franklin Financial Corporation Employment Agreement

(Barry R. Shenton)

WHEREAS, Franklin Financial Corporation (the “Company”) has previously entered into an employment agreement (the “Agreement”) with Barry R. Shenton (the “Executive”); and

WHEREAS, Section 5.1 Change in Control Benefits of the Agreement was amended December 21, 2011 effective as of the original Effective Date of the Agreement (as defined therein); and

WHEREAS, Section 1.3 Term of the Agreement was amended October 1, 2013 effective as of August 29, 2013; and

WHEREAS, the Company and the Executive have determined that a third modification to the agreement is necessary and appropriate, they desire to enter into this Third Amendment (the “Amendment”) on the terms and conditions set herein.

NOW, THEREFORE, in consideration of the mutual covenants herein contained and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Company and the Executive hereby further amend Section 5.1 Change in Control Benefits, effective as of the original Effective Date of the Agreement (as defined therein), to read as follows:

“5.1 Change in Control Benefits. If a Change in Control occurs during the term of this Agreement and, thereafter, the Executive’s employment terminates involuntarily but without Cause or if the Executive voluntarily terminates employment with Good Reason, the Company shall make or cause to be made a lump-sum payment to the Executive in an amount in cash equal to three (3) times the Executive’s average annual compensation. For this purpose, average annual compensation means the Executive’s average annual taxable income reported by the Company (or any affiliate of the Company) for the five (5) calendar years immediately preceding the calendar year in which the Change in Control occurs, provided, however, that such average annual taxable income shall not include any amount reported in the Executive’s Wage and Tax Statement on Form W-2, Box 11, or in the Executive’s Corrected Wage and Tax Statement on Form W-2c, Box 11, relating to distributions received by the Executive from the 2001 Amended and Restated, 2006 Amended and Restated or 2008 Franklin Federal Savings Bank Deferred Compensation Plans for Directors and Senior Officers or relating to any distributions received by the Executive from the Franklin Financial Corporation Stock-Based Deferral Plan. The payment required under this paragraph is payable no later than five (5) business days after the Executive’s termination of employment. If the Executive receives payment under Section 5.1, the Executive shall not be entitled to any additional severance benefits under Section 4.1 of this Agreement. In addition to the cash severance benefit provided for under this Section 5.1, the Company shall provide the Executive with the post-termination insurance coverage described in Section 4.2(a) of this Agreement, subject to the provisions of Section 4.2(b) of this Agreement.”

* * * * *

In all other respects, the parties hereby ratify and affirm the terms of the Agreement.

IN WITNESS WHEREOF, the Company has caused this Amendment to be executed by a duly authorized officer or director, and the Executive has signed this Amendment as of the 29th day of October, 2013.

FRANKLIN FINANCIAL CORPORATION

By:	/s/ Richard T. Wheeler, Jr.

/s/ Barry R. Shenton
Barry R. Shenton

Third Amendment

Franklin Federal Savings Bank Employment Agreement

(Barry R. Shenton)

WHEREAS, Franklin Federal Savings Bank (the “Bank”) and Franklin Financial Corporation (the “Company”) have previously entered into an employment agreement (the “Agreement”) with Barry R. Shenton (the “Executive”); and

WHEREAS, Section 5.1 Change in Control Benefits of the Agreement was amended December 21, 2011 effective as of the original Effective Date of the Agreement (as defined therein); and

WHEREAS, Section 1.3 Term of the Agreement was amended October 1, 2013 effective as of August 29, 2013; and

WHEREAS, the Bank, the Company and the Executive have determined that a third modification to the Agreement is necessary and appropriate, they desire to enter into this Third Amendment (the “Amendment”) on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the mutual covenants herein contained and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Bank, the Company and the Executive hereby further amend Section 5.1 Change in Control Benefits, effective as of the original Effective Date of the Agreement (as defined therein), to read as follows:

“5.1 Change in Control Benefits. If a Change in Control occurs during the term of this Agreement and, thereafter, the Executive’s employment terminates involuntarily but without Cause or if the Executive voluntarily terminates employment with Good Reason, the Bank shall make or cause to be made a lump-sum payment to the Executive in an amount in cash equal to three (3) times the Executive’s average annual compensation. For this purpose, average annual compensation means the Executive’s average annual taxable income reported by the Bank (or any affiliate of the Bank) for the five (5) calendar years immediately preceding the calendar year in which the Change in Control occurs, provided, however, that such average annual taxable income shall not include any amount reported in the Executive’s Wage and Tax Statement on Form W-2, Box 11, or in the Executive’s Corrected Wage and Tax Statement on Form W-2c, Box 11, relating to distributions received by the Executive from the 2001 Amended and Restated, 2006 Amended and Restated or 2008 Franklin Federal Savings Bank Deferred Compensation Plans for Directors and Senior Officers or relating to any distributions received by the Executive from the Franklin Financial Corporation Stock-Based Deferral Plan. The payment required under this paragraph is payable no later than five (5) business days after the Executive’s termination of employment. If the Executive receives payment under Section 5.1, the Executive shall not be entitled to any additional severance benefits under Section 4.1 of this Agreement. In addition to the cash severance benefit provided for under this Section 5.1, the Bank shall provide the Executive with the post-termination insurance coverage described in Section 4.2(a) of this Agreement, subject to the provisions of Section 4.2(b) of this Agreement.”

* * * * *

In all other respects, the parties hereby ratify and affirm the terms of the Agreement.

IN WITNESS WHEREOF, the Bank and the Company have caused this Amendment to be executed by duly authorized officers or directors, and the Executive has signed this Amendment as of the 29th day of October, 2013.

FRANKLIN FEDERAL SAVINGS BANK

By:	/s/ Richard T. Wheeler, Jr.

FRANKLIN FINANCIAL CORPORATION

By:	/s/ Richard T. Wheeler, Jr.

/s/ Barry R. Shenton
Barry R. Shenton